TRANSAMERICA OCCIDENTAL’S
SEPARATE ACCOUNT FUND B (“FUND B”)

Supplement  dated December 31, 2003 to Prospectus dated May 1, 2003, as previously supplemented.

At a meeting of Fund B Contract Owners held on December 16, 2003, Contract Owners approved an Agreement and Plan of Reorganization providing for the reorganization of Fund B as a unit investment trust that invests all of its assets in Transamerica Equity II, a mutual fund with investment objectives, policies, strategies and restrictions that are substantially similar to those of Fund B. As an initial step toward effecting the reorganization of Fund B, effective as of immediately after the close of business on December 30, 2003, all of the assets and liabilities (other than liabilities attributable to insurance charges) of Fund B were transferred, free and clear of all liens and encumbrances, to Transamerica Equity II in exchange for shares of Transamerica Equity II equivalent in value to the assets received from Fund B, less the liabilities assumed. Accordingly, Fund B now pursues its investment objective by investing substantially all of its investable assets in Transamerica Equity II which, in turn, invests directly in a portfolio of securities and other investments formerly held directly by Fund B.

Fund B will complete the reorganization by converting from a management investment company to a unit investment trust in the near future. As a unit investment trust, Fund B will continue to invest exclusively in shares of Transamerica Equity II, which is a series of AEGON/Transamerica Series Fund, Inc.

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Contract Owners should retain this Supplement for future reference.